EXHIBIT 10.37

PROMISSORY NOTE

$80.000.00	Benson, Arizona	Date: October 12, 2005

FOR VALUE RECEIVED,
DEVIN FENN, a married man, dba D. FENN ENTERPRISES, INC., an Arizona corporation

PROMISE TO PAY TO
BOWLIN TRAVEL CENTERS, INC., a Nevada corporation

OR ORDER, AT   Pioneer Title Agency, Inc., an Arizona corporation

THE SUM OF $Eighty Thousand Dollars And No Cents*********************************************

PAYABLE:

Payable in monthly installments of $1,622.11 or more on or before the 21st day of every month, beginning November 21, 2005 (30 days from close of escrow), with interest on all unpaid principal at the rate of 8.00% per annum from October 21, 2005 (close of escrow), payable monthly, the interest to be first deducted from the regular monthly installments and the balance to be applied upon the principal.

A late charge of $100.00 shall be due in addition to any payment not received by Pioneer Title Agency, Inc. within 5 days after payment due date. In the event the late charge does not accompany a late payment then said late charge shall accrue and be due and payable in addition to the unpaid principal and any accrued interest and/or fees.

In addition to the late charge provided for herein, if payments are at least 30 days past due then the principal balance shall bear interest at a default rate of 5% over the interest rate of the carry back as stated herein. Said default rate shall begin on the 31st day following the due date of the payments until payments are brought current. It is further agreed that the Default Interest Penalty is only applicable in the event of a declared default, i.e., foreclosure/forfeiture proceeding initiated by Beneficiary. Said default interest penalty to be paid at the time of reinstatement.

In the event the undersigned convey(s) title to the property which is the security for this note, or conveys title to any portion thereof or interest therein; or in the event title to the subject property, or any portion thereof or interest therein, is vested in any person or entity other than the undersigned without the written consent of the holder of this note, the entire unpaid principal and accrued interest shall be immediately due and payable.

Partial Release provision shall be on an acre by acre basis contingent upon Purchaser/Trustor reducing the principal balance due by an amount equal to 125% of the per acre value, the down payment amount not withstanding. The per acre amount shall be equal to $80,000.00 divided by the total acreage amount as per survey.

Should default be made in payment of any installment when due, the whole sum of principal and interest shall become immediately due at the option of the holder of this Note.

Principal and interest payable in lawful money of the United States.

Should suit be brought to recover on this Note, I/we promise to pay as attorney's fees a reasonable amount additional to the amount found due hereunder.

The makers and endorsers hereof severally waive diligence, demand, presentment for payment and protest, and consent to the extension of time of payment of this Note without notice.

This Note is secured by a Deed of Trust upon real property.

ACCEPTED AND APPROVED	APPROVED AS TO FORM AND CONTENT:

D. FENN ENTERPRISES, INC., an Arizona Corporation	BOWLIN TRAVEL CENTERS, INC., a Nevada Corporation

/s/ Devin W. Fenn	/s/ William J. McCabe

DEVIN W. FENN, President/Treasurer	W. J. McCABE, Senior Vice President/Secretary- Treasurer

DO NOT DESTROY THIS NOTE

DEED OF TRUST AND ASSIGNMENT OF RENTS

Date: October 12, 2005

TRUSTOR:
DEVIN FENN, a married man, dba D. FENN ENTERPRISES, INC., an Arizona corporation

Whose mailing address is P.O. BOX 1980, BENSON, AZ 85602

TRUSTEE:
Pioneer Title Agency, Inc., an Arizona corporation

Whose mailing address is P.O. Box 1900 Sierra Vista, Arizona 85636-1900

BENEFICIARY:
BOWLIN TRAVEL CENTERS, INC., a Nevada corporation

Whose mailing address is P. O. BOX 1409, MESILLA PARK, NM 88047

Property situated in the County of Cochise, State of Arizona, as described as follows:

Lots 15 through 26, inclusive, and Lot 29, P.I.C. BENSON ACRES, according to File Map No.: 615, records of Cochise County, Arizona and subject to Perpetual Outdoor Advertising Sign Easement.

See Exhibit “A” for Partial Release Provisions attached hereto and made a part hereof.

Together with all buildings, improvements and fixtures thereon, excluding any billboard sign structures.
Street address if any, or identifiable location of this property:

VACANT LAND - P. I. C. BENSON, BENSON, AZ 85602

THIS DEED OF TRUST, made on the above date by, between and among the TRUSTOR, TRUSTEE and BENEFICIARY above named.

WITNESSETH: That Trustor hereby irrevocably grants, conveys, transfers and assigns to the Trustee in Trust, with Power of Sale, the above described real property (the Trust Property), together with leases, rents, issues, profits, or income therefrom (all of which are hereinafter called “property income”): SUBJECT, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such property income:

SUBJECT TO: Current taxes and other assessments, reservations in patents and all easements, rights of way, encumbrances, liens, covenants, conditions, restrictions, obligations, and liabilities as may appear of record.

FOR THE PURPOSE OF SECURING:
A.
Payment of the indebtedness in the principal sum of $80,000.00 evidenced by a Promissory Note or Notes of even date herewith, and any extension or renewal thereof, executed by Trustor in favor of Beneficiary, or order.

B.
Payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or his successors or assigns, when evidenced by a Promissory Note or Notes reciting that they are secured by a Deed of Trust.

C.	Performance of each agreement of Trustor herein contained.
D.
Due on Sale: In the event Trustor conveys title to the subject property, or conveys title to any portion thereof or interest therein, or in the event title to this property, or any portion thereof or interest therein, is vested in any person or entity other than the Trustor herein without the written consent of Beneficiary, all sums secured hereby shall become due and payable without regard to the adequacy or inadequacy of the security or solvency or insolvency or Trustor.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:
1. To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged, or destroyed thereon, and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer, or permit any act upon said property in violations of law; and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.
2. To provide, maintain, and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of Trustee's sale hereunder or invalidate any act done pursuant to such notice.
3. To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses of Beneficiary and Trustee, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear or be named, and in any suit brought by Beneficiary or Trustee to foreclose this Deed of Trust.
4. To pay, before delinquent, all taxes and assessments affecting said property; when due, all encumbrances, charges, and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees, and expenses of this Trust, including, without limiting the generality of the foregoing, the fees of Trustee for issuance of any Deed of Partial Release and Partial Reconveyance or Deed of Release and full Reconveyance, and all lawful charges, costs, and expenses in the event of reinstatement of, following default in, this Deed of Trust or the obligations secured hereby.
Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest, or compromise any encumbrance, charge, or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel, and pay his reasonable fees.
5. To pay immediately and without demand all sums expended by Beneficiary or Trustee pursuant to the provisions hereof, together with interest from date of expenditure at the same rate as is provided for in the note or notes secured by this Deed of Trust or at the legal rate if it secures a contract or contracts other than a promissory note or notes. Any amounts so paid by Beneficiary or Trustee shall become a part of the debt secured by this Deed of Trust and a lien on said premises or immediately due and payable at option of Beneficiary or Trustee.

IT IS MUTUALLY AGREED:
6. That any award of damages in connection with any condemnation or any such taking, or for injury to the property by reason of public use, or for damages for private trespass or injury thereto, is assigned and shall be paid to Beneficiary as further security for all obligations secured hereby (reserving unto the Trustor, however, the right to sue therefor and the ownership thereof subject to this Deed of Trust), and upon receipt of such moneys Beneficiary may hold the same as such further security, or apply or release the same in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.
7. That time is of the essence of this Deed of Trust, and that by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.
8. That at any time or from time to time, and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and said note(s) for endorsement, and without liability therefor, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, and without affecting the security hereof for the full amount secured hereby on all property remaining subject hereto, and without the necessity that any sum representing the value or any portion thereof of the property affected by the Trustee’s action be credited on the indebtedness, the Trustee may: (a) release and reconvey all or any part of said property; (b) consent to the making and recording, or either, of any map or plat of the property or any part thereof; (c) join in granting any easement thereon; (d) join in or consent to any extension agreement or any agreement subordinating the lien, encumbrance, or charge hereof.
9. That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of the Deed of Trust and said note(s) to Trustee for cancellation, upon payment of its fees, Trustee shall release and reconvey, without covenant or warranty, express or implied, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as “the person or persons legally entitled thereto.”

10. That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power, and authority, during the continuance of this Trust, to collect the property income, reserving to Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such property income as it becomes due and payable. Upon any such default, Beneficiary may at any time, without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such property income, including that past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such property income, and the application thereof as aforesaid, shall not cure or waive any default or notice of Trustee's sale hereunder or invalidate any act done pursuant to such notice.
11. That upon default by Trustor in the payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written notice thereof, setting forth the nature thereof, and of election to cause to be sold said property under this Deed of Trust. Beneficiary also shall deposit with Trustee this Deed of Trust, said note(s), and all documents evidencing expenditures secured hereby.
Trustee shall record and give notice of Trustee's sale in the manner required by law, and after the lapse of such time as may then be required by law, subject to the statutory rights of reinstatement, the Trustee shall sell, in the manner required by law, said property at public auction at the time and place fixed by it in said notice of Trustee's sale to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone or continue the sale by giving notice of postponement or continuance by public declaration at the time and place last appointed for the sale. Trustee shall deliver to such purchaser its Deed conveying the property so sold, but without any covenant or warranty, expressed or implied. Any persons, including Trustor, Trustee, or Beneficiary, may purchase at such sale.
After deducting all costs, fees, and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale and reasonable attorney's fees, Trustee shall apply the proceeds of sale to payment of all sums then secured hereby and all other sums due under the terms hereof, with accrued interest; and the remainder, if any, to the person or persons legally entitled thereto, or as provided in A.R.S. 33-812. To the extent permitted by law, an action may be maintained by Beneficiary to recover a deficiency judgment for any balance due hereunder.
In lieu of sale pursuant to the power of sale conferred hereby, this Deed of Trust may be foreclosed in the same manner provided by law for the foreclosure of mortgages on real property. Beneficiary shall also have all other rights and remedies available him hereunder and at law or in equity. All rights and remedies shall be cumulative.
12. That Beneficiary may appoint a successor Trustee in the manner prescribed by law. A successor Trustee herein shall, without conveyance from the predecessor Trustee, succeed to all the predecessor's title, estate, rights, powers, and duties. Trustee may resign by mailing or delivering notice thereof to Beneficiary and Trustor.
13. That this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assignees. The term Beneficiary shall mean the owner and holder of the note(s) secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and neuter, and the singular number includes the plural.
14. That Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party unless brought by Trustee.
The undersigned Trustor requests that a copy of any notice of Trustee's sale hereunder be mailed to him at his address hereinbefore set forth.

Trustor
D. FENN ENTERPRISES, INC., an Arizona corporation

/s/ Devin W. Fenn

DEVIN W. FENN, President/Treasurer

STATE OF ARIZONA County of Cochise	) ) )	ss	This instrument was acknowledged before me this 20th day of October, 2005 by DEVIN W. FENN, President/Treasurer of D. FENN ENTERPRISES, INC., an Arizona corporation

/s/ Kimberly Lockhart

Notary Public

My commission expires: 06/1/2006

ACCEPTED AND APPROVED

Beneficiary
BOWLIN TRAVEL CENTERS, INC., a Nevada Corporation

/s/ William J. McCabe

W. J. McCABE, Senior Vice President/Secretary- Treasurer

STATE OF NEW MEXICO County of Bernalillo	) ) )	ss	This instrument was acknowledged before me this 17th day of October, 2005 by W. J. McCABE, Senior Vice President/Secretary-Treasurer of BOWLIN TRAVEL CENTERS, INC., a Nevada corporation

/s/ Heather L. Nutter

Notary Public

My commission expires: 10/25/2008

Exhibit “A” - Partial Release Provisions

Partial Release provision shall be on an acre by acre basis contingent upon Purchaser/Trustor reducing the principal balance due by an amount equal to 125% of the per acre value, the down payment amount not withstanding. The per acre amount shall be equal to $80,000.00 divided by the total acreage amount as per survey.